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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (Date of earliest event reported):     SEPTEMBER 28, 2000



                        THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)


        TEXAS                           1-10671                               76-0319553
(State of Incorporation)          (Commission File No.)           (I.R.S. Employer Identification No.)



   1401 ENCLAVE PARKWAY, SUITE 300
           HOUSTON, TEXAS                                         77077
(Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 597-7000




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ITEM 5.   OTHER EVENTS.

         On September 28, 2000, The Meridian Resource Corporation, a Texas corporation (the "Company"), offered and sold to certain investors an aggregate of 6,021,500 shares (the "Shares") of its Common Stock, par value $.01 per share, at a price of $6 5/8 per share pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-41940), as amended and as supplemented by the prospectus supplements dated September 28, 2000, and September 29, 2000. A copy of the opinion of Fulbright & Jaworski L.L.P. relating to the issuance of the Shares is filed as Exhibit 99.1 hereto, and is hereby incorporated herein and into such Form S-3 by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          99.1    -  Opinion of Fulbright & Jaworski L.L.P. relating to issuance of 6,021,500 shares of common stock of The Meridian Resource Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE MERIDIAN RESOURCE CORPORATION



Dated as of September 29, 2000               /s/ Joseph A. Reeves, Jr.
                                            ------------------------------------
                                                Joseph A. Reeves, Jr.
                                                Chairman of the Board
                                              and Chief Executive officer



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                                INDEX TO EXHIBITS

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
       Number                         Exhibit
       ------                         --------

        99.1 Opinion of Fulbright & Jaworski L.L.P. relating to issuance of 6,021,500 shares of common stock of The Meridian Resource Corporation.
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